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                                                                    EXHIBIT 23.1


                         Consent of Independent Auditors


We hereby consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-79021) pertaining to the ResortQuest Savings & Retirement Plan (the "Plan") of our report dated June 25, 2001 with respect to the Plan's financial statements, notes and schedule included in this Annual Report (Form 11-K) for the years ended December 31, 2000 and 1999.


                                              /s/ Cannon & Company, CPA's

                                              June 27, 2001